UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 29, 2017

BAY BANKS OF VIRGINIA, INC.

(Exact Name of Registrant as Specified in Charter)

Virginia	0-22955	54-1838100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court, Suite 101

Richmond, Virginia 23226

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 435-1171

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On August 29, 2017, Bay Banks of Virginia, Inc. (the “Company”) entered into securities purchase agreements (the “Purchase Agreements”) with a limited number of institutional and other accredited investors, including certain directors and executive officers of the Company (collectively, the “Purchasers”), to sell a total of 3,783,784 newly issued shares of the Company’s common stock, par value $5.00 per share (“Common Stock”) at a purchase price of $9.25 per share, for an aggregate gross purchase price of approximately $35 million (the “Private Placement”). The net proceeds of the Private Placement, after placement agent discounts and commissions and estimated expenses, are approximately $32.9 million. The Private Placement closed on August 31, 2017.

The foregoing description of the Purchase Agreements is a summary and is qualified in its entirety by reference to the form of securities purchase agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 concerning the offer and sale of the shares of Common Stock to the Purchasers pursuant to the Purchase Agreements is incorporated herein by reference. Such securities to be issued and sold under the Purchase Agreements in the transactions described in Item 1.01 were offered and sold by the Company in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended and Rule 506(b) thereunder. FIG Partners, LLC served as placement agent with respect to the Private Placement and received placement fees of approximately $2.1 million upon the closing of the transactions.

Item 7.01	Regulation FD Disclosure.

In connection with the Private Placement, the Company provided an investor presentation to certain potential investors. A copy of the investor presentation is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

This information furnished pursuant to Item 7.01 of this Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On August 31, 2017, the Company issued a press release announcing the Private Placement. A copy of that press release is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement, dated August 29, 2017, by and among Bay Banks of Virginia, Inc. and the purchasers thereto

99.1	Investor Presentation

99.2	Press release dated August 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bay Banks of Virginia, Inc.

Date: September 1, 2017	By:	/s/ James A. Wilson, Jr.
James A. Wilson, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement, dated August 29, 2017, by and among Bay Banks of Virginia, Inc. and the purchasers thereto

99.1	Investor Presentation

99.2	Press release dated August 31, 2017